SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549



                                           Form 8-K/A



                                         CURRENT REPORT



                              Pursuant to Section 13 or 15(d) of
                             THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest event reported):
                         December 10, 2001 (November 2, 2001)



                                 LAHAINA ACQUISITIONS, INC.


Colorado                 0-27480                                   84-1325695
(State or other     (Commission File                             (IRS Employer
jurisdiction of            No.)                                      ID No.)
incorporation)



                        Suite 701, 14001 E. Iliff Avenue
                                Denver, CO  80014
                     (Address of principal executive offices)



                                (800) 307-7603
                    (Registrant's telephone number, including area code)


               (Former name or former address, if changed since last report)

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Explanatory Note

         This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, filed November 14, 2001, by Lahaina Acquisitions, Inc. Such previously filed Current Report on Form 8-K is incorporated herein by reference.

         This Current  Report on Form 8-K/A is being filed solely to attach exhibit 16.1 (Letter from Tauber & Balser, P.C.), which had not been provided to Lahaina at the time Lahaina filed its 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         16.1     Letter - Tauber & Balser, P.C.


December 10, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Lahaina Acquisitions, Inc.

We have read the statements that Lahaina Acquisitions, Inc. included under
Item 4 of the Form 8-K report it filed on November 14, 2001 regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.



Yours truly,
Tauber & Balser, PC


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                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   LAHAINA ACQUISITIONS, INC.
                                   (Registrant)


Dated: December 10, 2001           By /s/Dan Moudy
                                   Dan Moudy
                                   President